Filed pursuant to Rule 497(a)(1)

File No. 333-142440

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MCG Capital Corporation Announces Public Offering of Common Stock

ARLINGTON, VA – September 19, 2007 – MCG Capital Corporation (Nasdaq: MCGC) today announced that it raised approximately $43.5 million of gross proceeds in a public offering. MCG Capital sold a total of 3,000,000 shares of common stock. The offering price was $14.50 per share. MCG Capital has granted the underwriters an option for a period of 30 days to purchase up to an additional 450,000 shares of its common stock to cover over-allotments, if any. The offering is subject to customary closing conditions, and the shares are expected to be delivered on September 24, 2007. The shares were issued from MCG Capital’s shelf registration statement on file with the Securities and Exchange Commission.

The net proceeds to MCG Capital from the sale of shares in the offering are intended to originate loans to and investments in primarily private middle market companies and for working capital and general corporate purposes. MCG Capital may also use the net proceeds of this offering to temporarily reduce borrowings under its credit facilities.

Friedman, Billings, Ramsey & Co., Inc. acted as the sole book-running manager of this offering. Stifel, Nicolaus & Company, Incorporated and SunTrust Robinson Humphrey were co-managers of the offering.

MCG Capital also announced today that it was re-affirming its previously issued 2007 dividend guidance of at least $1.76 per share. This estimate takes into consideration MCG Capital’s estimates of distributable net operating income, net income, capital gains and taxable income for 2007.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of MCG Capital before investing. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained when available from Friedman Billings Ramsey & Co., Inc., 1001 Nineteenth Street North, Arlington, VA 22209.

About MCG Capital Corporation

MCG Capital Corporation is a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. Our investment objective is to achieve current income and capital gains. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital.

Forward-looking Statements

This press release contains forward-looking statements (i.e., statements that are not historical fact) describing the Company’s future plans and objectives. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors we identify from time to time in our filings with the Securities and Exchange Commission, including our Form 10-Ks, Form 10-Qs and Form 8-Ks. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this press release. We undertake no obligation to update such statements to reflect subsequent events.

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